UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2004



                             ADSOUTH PARTNERS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                      0-33135                68-0448219
---------------------------- ---------------------------- --------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)

1515 N. Federal Highway, Suite 418, Boca Raton, Florida              33432
-------------------------------------------------------------   ---------------
           (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:   (561) 470-0410
                                                      -------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C)under the
    Exchange Act (17 CFR 240.13e-4(c))





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Item 7.01. Regulation FD Disclosure.

On October 26, 2004, Adsouth Partners, Inc. issued a press release stating that it intends to announce its earnings for third quarter of 2004 on November 8, 2004 and its projected outlook for 2005 on November 11, 2004. A copy of the press release is filed as Exhibit 99.1 to this report





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ADSOUTH PARTNERS, INC.
                                          (Registrant)

Date: October 28, 2004          /S/ Anton Lee Wingeier
                                ----------------------
                                Anton Lee Wingeier
                                Chief Financial Officer





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                                INDEX TO EXHIBITS


Exhibit No.     Description
-----------     -----------
99.1            Press release, dated October 26, 2004, issued by
                Adsouth Partners, Inc.





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Exhibit 99.1

AdSouth Sets Dates for 3rd Quarter Earnings Release and 2005 Outlook

BOCA RATON, Fla.
CEOcast, Inc.
Ed Lewis, 212-732-4300 x225

AdSouth Partners, Inc. (OTC BB: ADPR) announced today that it will release the results of its 2004 3rd quarter on November 8, 2004. Additionally, the Company will be releasing its projected outlook for 2005 on November 11, 2004.

About AdSouth Partners AdSouth Partners is a vertically integrated direct response marketing company that generates revenues from the placement of advertising, the production of advertisements, creative advertising and public relations consulting services and from the direct marketing sale of acquired rights to products. AdSouth Partners is developing a market niche by providing a full level of service quality to fulfill an existing need for the users of direct marketing services.

Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about AdSouth's business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed under "Risk Factors" in the company's Form 10-KSB annual report for the year ended December 31, 2003, those described in Management's Discussion and Analysis of Financial Conditions and Results of Operations in its Form 10-KSB annual report for the year ended December 31, 2003 and Form 10-QSB quarterly report for the quarter ended March 31, 2004, and those described and in any other filings which we make with the SEC. In addition, such statements could be affected by risks and uncertainties related to our financial conditions, the availability of financing, the company's ability to generate clients for the direct response marketing business, the company's ability to successfully develop its Dermafresh business as well as other factors which affect the industries in which we conduct business, including market and customer acceptance, competition, government regulations and requirements and pricing, as well as general industry and market conditions and growth rates, and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and AdSouth does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.



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